                    OFI TREMONT CORE STRATEGIES HEDGE FUND
                     Supplement dated May 24, 2005 to the
                        Prospectus dated July 30, 2004

This  supplement  amends the  Prospectus  dated July 30, 2004.  The Prospectus supplements  dated September 29, 2004 and April 8, 2005 are replaced with this supplement.

The Prospectus is revised as follows:

1.    The third sentence of the section  captioned  "Investor  Qualifications"
on page iii is deleted and replaced by the following:

      The  minimum  initial  investment  in the  Fund by any  investor  is
      $500,000 and the minimum  additional  investment  in the Fund by any investor is $100,000.

2.    The last  sentence  of the second  paragraph  of the  section  captioned
"Special Risks of Multi-Manager  Structure" on page 15 is deleted and replaced by the following:

      An  investor  who  meets the  conditions  imposed  by the  Portfolio
      Managers,  including  investment  minimums that may be  considerably higher than the $500,000  minimum imposed by the Fund,  could invest directly with the Portfolio Managers.

3.    The  section  captioned  "Management  Team" on page 23 under the heading
"HOW THE FUND IS MANAGED" is deleted in its  entirety  and  replaced  with the following:

      Portfolio  Manager.  The portfolio  manager of the Fund is Timothy J.
      Birney,  who  is  primarily  responsible  for  selecting  the  Fund's investments  in  Portfolio  Funds and  allocating  the Fund's  assets among  the  Portfolio  Funds  selected.  Mr.  Birney  has  been  Vice
      President  and  portfolio  manager of the  Investment  Manager  since
      January  2005 and was  Investment  Management  Associate  for Tremont
      Capital,  Inc., the parent company of the  Investment  Manager,  from
      November 2003 to January 2005.  From May 2002 through  November 2003,
      Mr. Birney served as Vice  President at Asset  Alliance  Corporation, where his responsibilities  included the development and distribution
      of  structured   products  and   quantitative   allocation  and  risk
      management  models.  From March 1998  through  May 2002,  Mr.  Birney
      served  as  Vice   President  and  Research   Portfolio   Manager  of
      Alternative  Asset Management at Nikko Securities Co.  International,
      Inc.   He  also   worked  as  a  Research   Associate   at   Yamaichi
      International  (America)  from April 1996 through March 1998 and as a
      Foreign  Exchange  Trader with  Credit  Suisse in New York from April
      1995 until April 1996.

4.    The following  new section is added to the end of the section  captioned
"HOW THE FUND IS MANAGED,"  immediately  following the paragraph titled "Proxy
Voting" on page 25:

      PENDING  LITIGATION.  A  consolidated  amended  complaint  has  been filed as putative  derivative  and class actions  against the Fund's investment  Advisor,  Distributor  and Transfer Agent, as well as 51 of the Oppenheimer  funds  (collectively  the "funds") not including the  Fund,  31  present  and  former  Directors  or  Trustees  and 9
      present  and  former   officers  of  certain  of  the  funds.   This
      complaint,  initially  filed  in the  U.S.  District  Court  for the
      Southern  District  of New York on January  10,  2005 and amended on
      March 4,  2005,  consolidates  into a single  action  and amends six individual  previously-filed  putative  derivative  and class action complaints.  Like those  prior  complaints,  the  complaint  alleges that the Adviser charged  excessive fees for  distribution and other costs,  improperly  used assets of the funds in the form of directed brokerage  commissions  and 12b-1  fees to pay  brokers  to  promote sales of the  funds,  and  failed to  properly  disclose  the use of fund assets to make those  payments in violation  of the  Investment
      Company Act and the  Investment  Advisers  Act of 1940.  Also,  like those  prior  complaints,  the  complaint  further  alleges  that by
      permitting    and/or    participating   in   those   actions,    the
      Directors/Trustees   and  the  Officers   breached  their  fiduciary
      duties to Fund  shareholders  under the  Investment  Company Act and at common law. The  complaint  seeks  unspecified  compensatory  and punitive  damages,  rescission  of the  funds'  investment  advisory agreements,  an  accounting  of  all  fees  paid,  and an  award  of attorneys' fees and litigation expenses.

      The  Adviser  and the  Distributor  believe  the claims  asserted in these law  suits to be  without  merit,  and  intend  to defend  the suits  vigorously.  The Adviser and the  Distributor  do not believe that the  pending  actions  are  likely to have a  material  adverse effect on the Fund or on their ability to perform  their  respective investment advisory or distribution agreements with the Fund.

5.    The second  sentence of the section  captioned  "Purchase  Terms"  under
"Distribution  Arrangements"  on  page  26 is  deleted  and  replaced  by  the following"

      The  minimum  initial  investment  in the  Fund  by an  investor  is
      $500,000.

May 24, 2005                                                  PS0482.005